UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2026

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the AMC Entertainment Holdings, Inc. (the “Company”) 2026 Annual Meeting of Stockholders (the “Annual Meeting”) held on September 24, 2026, the Company’s stockholders approved an amendment to the AMC Entertainment Holdings, Inc. 2024 Equity Incentive Plan (the “2024 EIP”) to increase the total number of shares of the Company’s Class A common stock (“Common Stock”) subject to the 2024 EIP from 25,000,000 shares to 50,000,000 shares.

The foregoing summary of the amendment to the 2024 EIP does not purport to be complete and is qualified in its entirety by reference to the First Amendment to the 2024 EIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A total of 552,889,155 out of 892,604,638 eligible shares of Common Stock were present in person or represented by proxy at the Annual Meeting. For non-routine matters, 372,425,739 shares of Common Stock participated after excluding broker non-votes. For the non-routine matters of amending the Certificate of Incorporation, which required approval of a majority of the Company’s outstanding shares of Common Stock, broker non-votes and abstentions had the same effect as a vote against the proposal. For the routine matters of ratifying appointment of the Company’s independent registered public accounting firm and adjournment of the Annual Meeting, and the non-routine matters of electing directors, amending the 2024 EIP, approving executive compensation on an advisory basis and approving the frequency of the advisory vote to approve executive compensation, broker non-votes and abstentions had no effect on the outcome as they were not considered votes cast.

For purposes of this report, all share counts are rounded to the nearest whole number and all percentages are rounded to the nearest tenth of a percent. Reported percentages of votes cast exclude abstentions and broker non-votes.

The matters submitted to stockholders at the Annual Meeting and the voting results were as follows:

Proposal 1: Amendment of the Certificate of Incorporation to declassify the Board of Directors, shorten all existing terms to expire at the Annual Meeting, and remove restrictions on the number of directors

Stockholders failed to approve the amendment of the Certificate of Incorporation to declassify the board of directors of the Company, shorten all existing terms to expire at the Annual Meeting, and remove restrictions on the number of directors. While over 97% of votes cast supported the amendment, the proposal required a majority of the shares outstanding for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	361,713,796	97.4%	40.5%
Against	9,803,639	2.6%	1.1%
Abstain	908,304		0.1%
Broker Non-Votes	180,463,416		20.2%

Proposal 2(b): Election of Directors

Because Stockholders failed to approve Proposal 1, Proposal 2(a) was not presented to the Stockholders.

Stockholders elected all Class III director nominees to hold office for terms expiring at the Company’s 2029 annual meeting of stockholders. Nominees required a plurality of the votes cast for election.

Denise M. Clark

	Shares	% Votes Cast	% Shares Outstanding
For	336,901,222	90.5%	37.7%
Withheld	35,524,516	9.5%	4.0%
Broker Non-Votes	180,463,416		20.2%

Sonia Jain

	Shares	% Votes Cast	% Shares Outstanding
For	337,419,207	90.6%	37.8%
Withheld	35,006,531	9.4%	3.9%
Broker Non-Votes	180,463,416		20.2%

Keri S. Putnam

	Shares	% Votes Cast	% Shares Outstanding
For	337,296,141	90.6%	37.8%
Withheld	35,129,598	9.4%	3.9%
Broker Non-Votes	180,463,416		20.2%

Proposal 3: Amendment of the Certificate of Incorporation to eliminate the prohibition against Stockholders acting by written consent

Stockholders failed to approve the amendment of the Certificate of Incorporation to eliminate the prohibition against stockholders acting by written consent. While over 97% of votes cast supported the amendment, the proposal required a majority of the shares outstanding for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	360,662,336	97.3%	40.4%
Against	10,019,987	2.7%	1.1%
Abstain	1,743,415		0.2%
Broker Non-Votes	180,463,416		20.2%

Proposal 4: Amendment of the Certificate of Incorporation to remove the limitation on Stockholders’ ability to call special meetings

Stockholders failed to approve the amendment of the Certificate of Incorporation to remove the limitation on stockholders’ ability to call special meetings. While over 97% of votes cast supported the amendment, the proposal required a majority of the shares outstanding for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	360,099,876	97.1%	40.3%
Against	10,906,595	2.9%	1.2%
Abstain	1,419,268		0.2%
Broker Non-Votes	180,463,416		20.2%

Proposal 5: Amendment of the 2024 EIP

Stockholders approved the amendment of the 2024 EIP to increase the total number of shares of Common Stock subject to the 2024 EIP from 25,000,000 shares to 50,000,000 shares. The proposal required a majority of the votes cast for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	347,165,059	93.5%	38.9%
Against	24,066,671	6.5%	2.7%
Abstain	1,194,008		0.1%
Broker Non-Votes	180,463,416		20.2%

Proposal 6: Ratification of the Appointment of the Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026. The proposal required a majority of the votes cast for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	527,585,093	96.1%	59.1%
Against	21,359,475	3.9%	2.4%
Abstain	3,944,586		0.4%
Broker Non-Votes	0		0.0%

Proposal 7: Non-Binding Advisory Vote on Executive Compensation

Stockholders failed to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers. The proposal required a majority of the votes cast for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	167,784,104	45.3%	18.8%
Against	202,687,611	54.7%	22.7%
Abstain	1,954,024		0.2%
Broker Non-Votes	180,463,416		20.2%

Proposal 8: Non-Binding Advisory Vote on the Frequency of the Non-Binding Advisory Vote on Executive Compensation

Stockholders selected, on a non-binding advisory basis, one year as the frequency of the non-binding advisory vote on the compensation paid to the Company’s named executive officers. The proposal required a majority of the votes cast for approval.

	Shares	% Votes Cast	% Shares Outstanding
Annually	359,917,923	97.7%	40.3%
Two Years	1,962,620	0.5%	0.2%
Three Years	6,439,522	1.8%	0.7%
Abstain	4,105,673		0.5%
Broker Non-Votes	180,463,416		20.2%

Proposal 9: Approval of the Adjournment of the Annual Meeting

Stockholders approved the adjournment of the Annual Meeting. However, adjournment of the Annual Meeting was deemed not necessary. The proposal required a majority of the votes cast for approval.

	Shares	% Votes Cast	% Shares Outstanding
For	405,443,077	73.8%	45.4%
Against	143,615,012	26.2%	16.1%
Abstain	3,831,066		0.4%
Broker Non-Votes	0		0.0%

Item 8.01. Other Events.

In connection with the approval of Proposal 5 as described in Items 5.02 and 5.07 above, the Company plans to file a registration statement on Form S-8 registering 25,000,000 shares of Common Stock for potential future issuances under the 2024 EIP. Consistent with past practice, shares registered for the 2024 EIP will be used for compensatory grants to the Company’s employees, directors, and consultants subject to such vesting conditions as may be established by the compensation committee of the board of directors and are not available for other purposes, including equity offerings outside the 2024 EIP.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	First Amendment to the AMC Entertainment Holdings, Inc. 2024 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: September 24, 2026	By:	/s/ Edwin F. Gladbach
Name: Edwin F. Gladbach
Title: Senior Vice President, General Counsel and Secretary